EXHIBIT 10.3

THE NEW YORK TIMES COMPANIES
SUPPLEMENTAL RETIREMENT AND INVESTMENT PLAN
AMENDMENT NO. 1
THIS INSTRUMENT made as of the 10th day of May 2012, by the ERISA Management Committee (the “Committee”) of The New York Times Company (the “Company”).
W I T N E S S E T H
WHEREAS, the Company maintains The New York Times Companies Supplemental Retirement and Investment Plan, as amended from time to time (the “Plan”) for the benefit of its eligible employees, and
WHEREAS, pursuant to Section 12.01 of the Plan, the Committee has the authority to amend the Plan; and
WHEREAS, the Company desires to amend the Plan to clarify that Safe Harbor Matching Contributions are calculated on pay period basis;
NOW, THEREFORE, the Plan is hereby amended effective as of January 1, 2012, as follows:
1.    Section 3.03(b) of the Plan is hereby amended by deleting the phrase “Plan Year” each time it appears therein and substituting the phrase “pay period” in its place.
IN WITNESS WHEREOF, the ERISA Management Committee of The New York Times Company has caused this amendment to be executed by a duly authorized member as of May 10, 2012.

ERISA MANAGEMENT COMMITTEE

By:	/s/ R. Anthony Benten
R. Anthony Benten
Chairman

THE NEW YORK TIMES COMPANIES
SUPPLEMENTAL RETIREMENT AND INVESTMENT PLAN
AMENDMENT NO. 2
THIS INSTRUMENT made as of the 19th day of September 2012, by the ERISA Management Committee (the “Committee”) of The New York Times Company (the “Company”).
W I T N E S S E T H
WHEREAS, the Company maintains The New York Times Companies Supplemental Retirement and Investment Plan, as amended from time to time (the “Plan”) for the benefit of its eligible employees, and
WHEREAS, pursuant to Section 12.01 of the Plan, the Committee has the authority to amend the Plan; and
WHEREAS, the Committee desires to amend the Plan to allow former Employees who have an Account Balance under the Plan to rollover lump sum distributions from the New York Times Companies Pension Plan into the Plan;
NOW, THEREFORE, the Plan is hereby amended effective as of November 1, 2012, as follows:
1.    Section 3.05(c) of the Plan is hereby amended by adding the following paragraph to the end thereof:
“Notwithstanding the foregoing, the term “amounts transferred from other qualified plans” shall include a lump sum distribution received by a former Employee with an Account Balance under the Plan from The New York Times Companies Pension Plan that is transferred by the former Employee to this Plan within 60 days following his or her receipt thereof or a direct rollover from The New York Times Companies Pension Plan to this Plan.”

IN WITNESS WHEREOF, the ERISA Management Committee of The New York Times Company has caused this amendment to be executed by a duly authorized member as of September 19th, 2012.

ERISA MANAGEMENT COMMITTEE

By:	/s/ R. Anthony Benten
R. Anthony Benten
Chairman